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SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 8, 2002

Apple Computer, Inc.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	0-10030 (Commission File Number)	94-2404110 (I.R.S. Employer Identification No.)

1 Infinite Loop, Cupertino, California 95014
(Address of principal executive offices)

Registrant's telephone number, including area code: (408) 996-1010

Not Applicable
(Former name or former address, if changed since last report.)

Information Included in this Report

Items 1 through 4, 6, 8 and 9 Not Applicable.

Item 5.    Other Events.

        On August 9, 2002, Apple Computer, Inc. submitted to the Securities and Exchange Commission the Statements under Oath of Principal Executive Officer and Principal Financial Officer in accordance with the SEC's June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits
99.1.	Statement Under Oath of Steven P. Jobs, Principal Executive Officer of Apple Computer, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.
99.2.	Statement Under Oath of Fred D. Anderson, Principal Financial Officer of Apple Computer, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLE COMPUTER, INC.
By:	/s/ FRED ANDERSON Executive Vice President and Chief Financial Officer

Date: August 9, 2002

INDEX TO EXHIBITS

Exhibit	Document	Page
99.1	Statement Under Oath of Steven P. Jobs, Principal Executive Officer of Apple Computer, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.
99.2	Statement Under Oath of Fred D. Anderson, Principal Financial Officer of Apple Computer, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

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Information Included in this Report
  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
INDEX TO EXHIBITS